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                                                                     Exhibit 8.1

                                  SUBSIDIARIES

                                                                LOCATION AND
               NAME                                        COUNTRY OF INCORPORATION
               ----                                    ----------------------------------
BE Semiconductor Industries USA, Inc.                  Londonderry, New Hampshire, USA
Fico B.V.                                              Duiven, the Netherlands
Fico Molding Systems B.V.                              Duiven, the Netherlands
Fico Trim & Form Integration Systems B.V.              Duiven, the Netherlands
Fico Tooling B.V.                                      Duiven, the Netherlands
Fico Tooling Leshan Company Ltd.                       Leshan, China
Fico Asia SDN. BHD.                                    Shah Alam, Malaysia
Fico America Inc.                                      Chandler, Arizona, USA
ASM Fico (F.E.) SDN. BHD.                              Shah Alam, Malaysia
Besi Korea Ltd.                                        Seoul, Korea
Fico Hong Kong Ltd.                                    Hong Kong, China
Nihon Fico Ltd.                                        Tokyo, Japan
Fico Sales & Service Pte. Ltd.                         Singapore
Meco International B.V.                                Drunen, the Netherlands
Meco Equipment Engineers B.V.                          Drunen, the Netherlands
Besi Japan Co. Ltd.                                    Tokyo, Japan
Meco Equipment Engineers Inc.                          Rock Hill, South Carolina, USA
Meco Equipment Engineers (Far East) Pte Ltd.           Singapore
Besi Die Handling Inc.                                 Londonderry, New Hampshire, USA
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